UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported):  May 1, 2018

THERAVANCE BIOPHARMA, INC.

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands (State or Other Jurisdiction of Incorporation)	001-36033 (Commission File Number)	98-1226628 (I.R.S. Employer Identification Number)

PO Box 309

Ugland House, South Church Street

George Town, Grand Cayman, Cayman Islands KY1-1104

(650) 808-6000

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)           The 2018 Annual General Meeting of Shareholders (the “Annual Meeting”) of Theravance Biopharma, Inc. (the “Company”) was held on May 1, 2018.

(b)           Shareholders holding 52,492,984 shares of capital stock, representing 95.79% of the total number of shares outstanding and entitled to vote at the Annual Meeting, were present in person or by proxy at the Annual Meeting. Each of the proposals voted on by the Shareholders at the Annual Meeting was approved.

The nominees listed below were elected Class I members of the Board of Directors with the respective numbers of shares voted set forth opposite their names:

Nominees	For	Against	Abstain	Broker Non-Votes
Eran Broshy	46,510,482	2,280,017	10,343	3,692,142
Percentage of Shares Voted	95.31	4.67	0.02	—
Laurie Smaldone Alsup	48,204,151	586,348	10,343	3,692,142
Percentage of Shares Voted	98.78	1.20	0.02	—
Burton G. Malkiel	46,003,288	2,795,078	2,476	3,692,142
Percentage of Shares Voted	94.26	5.73	0.01	—

The shareholders ratified the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.  The voting results are set forth below:

	For	Against	Abstain	Broker Non- Votes
Number of Shares Voted	52,277,477	196,565	18,942	—
Percentage of Shares Voted	99.59	0.37	0.04	—

The shareholders adopted a resolution approving a new shareholder rights plan and authorizing the Company’s board of directors to put the shareholder rights plan into effect in the future if and when the board of directors deems appropriate and in the best interests of the Company, which resolution is set forth as Annex A to the Company’s definitive proxy statement on Schedule 14A filed with the United States Securities and Exchange Commission on March 21, 2018 (the “Proxy Statement”). The voting results are set forth below:

	For	Against	Abstain	Broker Non- Votes
Number of Shares Voted	25,917,908	22,878,892	4,042	3,692,142
Percentage of Shares Voted	53.11	46.88	0.01	—

For more information about the foregoing proposals, see the Company’s Proxy Statement.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THERAVANCE BIOPHARMA, INC.

Date: May 2, 2018	By:	/s/ Bradford J. Shafer
Bradford J. Shafer
Executive Vice President, General Counsel and Secretary

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